Exhibit 99.1
EXECUTION COPY

REDEMPTION AGREEMENT
among
iPAYMENT INVESTORS, L.P.,
iPAYMENT GP, LLC,
GREGORY S. DAILY,
THE TRUSTEE IDENTIFIED HEREIN
and
THE SELLERS LISTED ON EXHIBIT A HERETO
April 12, 2011

i

Table of Contents
(continued)

Exhibit A	LP Units
Exhibit B	Form of Seller Release

ii

REDEMPTION AGREEMENT
     This REDEMPTION AGREEMENT (this “Agreement”), dated as of April 12, 2011, is entered into by and among iPayment GP, LLC, a Delaware limited liability company (the “General Partner”), iPayment Investors, L.P. (the “Company”), each Person listed on Exhibit A (each a “Seller”), Gregory S. Daily (“Daily” and, together with the Sellers, the “Selling Parties” and each a “Selling Party”) and Randal S. Mashburn, solely in his capacity as the duly appointed trustee in the Chapter 11 Case (as defined below) (“Trustee”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in Section 7.1.
     WHEREAS, Daily has filed a voluntary petition for bankruptcy protection under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§101 et. seq. (as amended, the “Bankruptcy Code”) in the United States Bankruptcy Court for the Middle District of Tennessee (the “Bankruptcy Court”) under the case titled In re Gregory S. Daily (Case No. 09-05337) (the “Chapter 11 Case”);
     WHEREAS, the Trustee asserts that the Daily bankruptcy estate in the Chapter 11 Case (“Bankruptcy Estate”) is the current holder of all rights Daily has in the General Partner or the Company, and that the Trustee has the authority to convey such rights of the Bankruptcy Estate, and, without conceding any of the matters so asserted, the other parties hereto agree that the transactions contemplated hereby will be effective to transfer all such rights as provided for herein;
     WHEREAS, each Seller owns (or, in the case of the Bankruptcy Estate, purports to own) the units in the Company set forth on Exhibit A opposite its name (the “LP Units”) and the Bankruptcy Estate owns (or purports to own) a membership interest in the General Partner (the “GP Interest” and, together with the LP Units, the “Seller Equity Interests”);
     WHEREAS, the Company desires to purchase from the Sellers, and the Sellers desire to sell to the Company, the LP Units, and the General Partner desires to purchase from the Bankruptcy Estate, and the Trustee desires to sell to the General Partner, the GP Interest, for an aggregate price in respect of all of the Seller Equity Interests equal to $118.5 million, in each case on the terms and subject to the conditions set forth in this Agreement and, with respect to the Seller Equity Interests owned by the Bankruptcy Estate, pursuant to Section 363 of the Bankruptcy Code; and
     WHEREAS, in connection with, and immediately prior to, the purchase by the General Partner of the GP Interest, the Company desires to purchase from the General Partner, and the General Partner desires to sell to the Company, 500 of the 1,000 units that it owns in the Company (the “GP Units”);

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:
ARTICLE I
REDEMPTION AND SALE OF INTERESTS
     Section 1.1 Redemption and Sale of GP Units. Subject to all of the terms and conditions of this Agreement, the Company hereby agrees to redeem from the General Partner, and the General Partner hereby agrees to transfer and surrender to the Company, at the Closing, the GP Units, free and clear of all liens, encumbrances, rights, claims or demands of any kind or nature whatsoever (“Liens”), for an amount equal to the GP Purchase Price (as defined below).
     Section 1.2 Redemption and Sale of GP Interest. Subject to all of the terms and conditions of this Agreement, and in reliance upon the representations and warranties contained herein, the General Partner hereby agrees to redeem from the Bankruptcy Estate, and the Trustee hereby agrees to transfer and surrender to the General Partner, pursuant to Section 363 of the Bankruptcy Code, at the Closing and immediately after the consummation of the transaction contemplated by Section 1.1, all of the GP Interest, free and clear of all Liens, for an amount equal to $1,800,802.38 (the “GP Purchase Price”).
     Section 1.3 Redemption and Sale of LP Units. Subject to all of the terms and conditions of this Agreement, and in reliance upon the representations and warranties contained herein, the Company hereby agrees to redeem from each Seller, and each Seller, or, in the case of the LP Units owned by the Bankruptcy Estate, the Trustee, hereby agrees to transfer and surrender to the Company, in the case of the Trustee, pursuant to Section 363 of the Bankruptcy Code, at the Closing, the LP Units listed opposite such Seller’s name on Exhibit A, free and clear of all Liens, for an amount equal to each such Seller’s Pro Rata Portion of $116,699,197.62 (the amount payable to each Seller, such Seller’s “LP Purchase Price”).
ARTICLE II
CLOSING
     Section 2.1 Time and Place. The closing of the sale and purchase of the Seller Equity Interests (the “Closing”) shall take place at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York, at 10:00 a.m., New York time on the third Business Day following the satisfaction or waiver of the conditions set forth in Article VI (other than conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or at such other place, time and date as the Company and the Trustee may agree. The “Closing Date” shall be the date upon which the Closing occurs.

     Section 2.2 Delivery by the General Partner. At the Closing, the General Partner shall deliver (i) to or at the direction of the Trustee, by wire transfer of immediately available funds, pursuant to wire transfer instructions provided by the Trustee no later than two Business Days prior to the anticipated Closing Date, an amount equal to the GP Purchase Price and (ii) to the Company an instrument of transfer transferring to the Company the GP Units, free and clear of all Liens.
     Section 2.3 Delivery by the Company. At the Closing, the Company shall deliver (i) to or at the direction of each Seller, or, in the case of the Bankruptcy Estate, the Trustee, by wire transfer of immediately available funds pursuant to wire transfer instructions provided by such Seller, or, in the case of the Bankruptcy Estate, the Trustee, no later than two Business Days prior to the anticipated Closing Date, an amount equal to such Seller’s LP Purchase Price and (ii) to the General Partner an amount equal to the GP Purchase Price, by wire transfer of immediately available funds pursuant to wire transfer instructions provided by the General Partner no later than two Business Days prior to the anticipated Closing Date.
     Section 2.4 Delivery by Sellers. At the Closing, the Trustee and the Selling Parties, as applicable, shall make the following deliveries:
     (a) each Seller shall deliver to the Company an instrument of transfer transferring to the Company the LP Units listed opposite such Seller’s name on Exhibit A, free and clear of all Liens;
     (b) the Trustee shall deliver to the General Partner an instrument of transfer transferring to the General Partner the GP Interest, free and clear of all Liens;
     (c) Each Selling Party shall execute and deliver to each of the General Partner, the Company and Grimstad a Seller Release;
     (d) the Trustee shall deliver to each of the Company, the General Partner and Grimstad (i) a Seller Release, executed by the Trustee on behalf of the Bankruptcy Estate, and (ii) the Auerbach Release, executed by Auerbach Acquisition Associates, Inc. and Douglas Shooker; and
     (e) Daily shall deliver to each of the General Partner and the Company his resignation, effective as of the Closing, as a member of the board of directors and from any offices he may hold, as applicable, of the General Partner, the Company and any subsidiaries of the Company of which he serves in either such capacity.
     Section 2.5 Withholding Taxes. The parties are aware of no taxes that need to be withheld at Closing, assuming execution and delivery by each Seller to the Company and, in the case of the Bankruptcy Estate, the General Partner of a valid Internal Revenue Service Form W-9.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNER AND THE COMPANY
          The General Partner and the Company represent and warrant to each Selling Party that as of the date hereof and as of the Closing:
     Section 3.1 Organization and Qualification. Each of the General Partner and the Company is (a) a duly formed and validly existing organization in good standing under the laws of the state of Delaware, (b) has all requisite entity power and authority to own its properties and conduct its business as currently conducted, and (c) is duly qualified and in good standing as a foreign entity authorized to do business in each of the jurisdictions in which it is required to be so qualified or in good standing, except, in the case of this clause (c), where the failure to be so qualified or in good standing would not reasonably be expected, individually or in the aggregate, to prevent or materially delay the consummation by the General Partner or the Company of the transactions contemplated hereby.
     Section 3.2 Authority and Validity of Agreement. Each of the General Partner and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of the General Partner and the Company and the performance by each of them of its obligations hereunder have been duly and validly authorized by all necessary organizational action on the part of each of the General Partner and the Company and no other proceedings on the part of either of them are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the General Partner and the Company and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding agreement of each of them, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     Section 3.3 No Conflicts, Consents and Approvals.
     (a) The execution, delivery and performance by the General Partner and the Company of this Agreement and the consummation by each of them of the transactions contemplated hereby (x) will not violate any provision of the organizational documents of the General Partner or the Company, (y) subject to obtaining the consents, approvals and authorizations and making the filings referred to in Section 3.3(b), will not violate any provision of any law or order applicable to either of them and (z) subject to satisfaction of the condition set forth in Section 6.2(d), will not require any consent, approval or authorization under, and will not result in the breach or termination of, or constitute a default under, or result in the termination, cancellation, modification or acceleration of any right or obligation or the performance of the General Partner or the Company under any contract to which the General Partner or the Company is a party, except, in the case of clauses (y) and (z) of this Section 3.3(a), as would not reasonably be expected, individually or in the aggregate, to prevent or materially delay the consummation by the General Partner or the Company of the transactions contemplated by this Agreement.
     (b) No consent, approval or authorization of, or filing with any Governmental Authority is required on the part of the General Partner or the Company in connection with the execution, delivery and performance of this Agreement by the General Partner and the Company or the consummation by either of them of the transactions contemplated hereby or thereby, except for consents, approvals, authorizations or filings that are required from the Bankruptcy Court, or that, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prevent or materially delay the consummation by the General Partner or the Company of the transactions contemplated hereby.
     Section 3.4 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out without the intervention of any Person acting on behalf of the General Partner or the Company in such manner as to give rise to any valid claim against the Trustee or any Selling Party.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLING PARTIES
          Each Selling Party represents and warrants to the Company that as of the date of this Agreement and as of the Closing:
     Section 4.1 Due Organization and Qualification. Such Selling Party, if not a natural person, (a) is a duly formed and validly existing organization in good standing under the laws of its jurisdiction of formation, (b) has all requisite entity power and authority to own its properties and conduct its business as currently conducted and (c) is duly qualified and in good standing as a foreign entity authorized to do business in each of the jurisdictions in which it is required to be so qualified or in good standing, except, in the case of clause (c), where the failure to be so qualified or in good standing would not reasonably be expected, individually or in the aggregate, to prevent or materially delay the consummation by such Selling Party of the transactions contemplated hereby.
     Section 4.2 Authority and Validity of Agreement. Subject to the approval of the Bankruptcy Court in the case of the Bankruptcy Estate, such Selling Party has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Selling Party, if not a natural person, and the performance by such Selling Party of its obligations hereunder, have been duly and validly authorized by all necessary organizational action on the part of such Selling Party and no other proceedings on the part of such Selling Party are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Selling Party and, assuming approval of the Bankruptcy Court in the case of the Bankruptcy Estate and assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding agreement of such Selling Party, enforceable against such Selling Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     Section 4.3 No Conflicts, Consents and Approvals.
     (a) The execution, delivery and performance of this Agreement by such Selling Party and the consummation by such Selling Party of the transactions contemplated hereby (x) will not violate any provision of the organizational documents of such Selling Party, if such Selling Party is not a natural person, (x) subject to obtaining the consents, approvals and authorizations and making the filings referred to in Section 4.3(b), will not violate any provision of any law or order applicable to such Selling Party, (y) will not require any consent, approval or authorization under, and will not result in the breach or termination of, or constitute a default under, or result in the termination, cancellation, modification or acceleration of any right or obligation or the performance of such Selling Party under any contract to which such Selling Party is a party and (z) will not create or impose any Liens on such Selling Party’s Seller Equity Interests, except, in the case of clauses (x), (y) and (z) of this Section 4.3(a), as would not reasonably be expected, individually or in the aggregate, to prevent or materially delay the consummation by such Selling Party of the transactions contemplated by this Agreement.
     (b) No consent, approval or authorization of or filing with any Governmental Authority is required on the part of such Selling Party in connection with the execution, delivery and performance of this Agreement by such Selling Party or the consummation by such Selling Party of the transactions contemplated hereby, except for consents, approvals, authorizations or filings that are required from the Bankruptcy Court, or that, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prevent or materially delay the consummation by such Selling Party of the transactions contemplated hereby.
     Section 4.4 Ownership of Seller Equity Interests. Such Selling Party (if a Seller) owns, beneficially and of record, and has good, valid and marketable title to, the LP Units set forth opposite its name on Exhibit A, and, in the case of the Bankruptcy Estate, the GP Interest, in each case free and clear of all Liens. Upon payment at the Closing for such Seller Equity Interests by the Company or the General Partner, as applicable, pursuant to the terms of this Agreement, the Company or the General Partner, as applicable, will acquire good, valid and marketable title to such Seller Equity Interests, free and clear of all Liens.
     Section 4.5 Access to Information; Sophistication; Lack of Reliance. Such Selling Party is familiar with the business and financial condition, properties, operations and prospects of the General Partner, the Company and the Company’s subsidiaries and such Selling Party has been granted the opportunity to ask questions of, and receive answers from, representatives of the General Partner and the Company concerning the General Partner, the Company and the Company’s and the terms and conditions of the sale of the Seller Equity Interests and to obtain any additional information that such Selling Party deems necessary to verify the accuracy of the information so provided. Such Selling Party’s knowledge and experience in financial and business matters is such that such Selling Party is capable of evaluating the merits and risks of such Selling Party’s sale of his or its Seller Equity Interests. Such Selling Party has carefully reviewed the terms and provisions of this Agreement and has evaluated his rights and obligations contained herein. Such Selling Party represents and warrants that as of the date of this Agreement and as of the Closing, (i) no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of the General Partner, the Company and the Company’s subsidiaries or as to the advisability of the sale of, or the value of, the Seller Equity Interests or otherwise has been made to such Selling Party by or on behalf of the General Partner or the Company, except for those representations and warranties contained in Article III, and (ii) such Selling Party has relied upon such Selling Party’s own independent appraisal and investigation and the advice of such Selling Party’s own counsel, tax advisors and other advisors, regarding the advisability of the sale of the Seller Equity Interests on the terms and conditions contained herein.
     Section 4.6 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out without the intervention of any Person acting on behalf of such Selling Party in such manner as to give rise to any valid claim against the General Partner, the Company or any subsidiary of the Company for any brokerage or finder’s commission, fee or similar compensation.

ARTICLE V
COVENANTS
     Section 5.1 Reasonable Best Efforts. Each party hereto shall use its reasonable best efforts to cause the transactions contemplated hereby to be consummated as promptly as practicable after the date hereof.
     Section 5.2 Bankruptcy Court Approval. Promptly after the date hereof (but in any event within two (2) Business Days after the date hereof), the Trustee shall file with the Bankruptcy Court a motion or motions for (and related notices and proposed orders), and shall use his reasonable best efforts to obtain, an order approving the transactions contemplated hereby and certain agreements entered into between the Bankruptcy Trustee, the Sellers and other parties thereto on March 4, 2011, in a form prepared by the Trustee and reasonably satisfactory to the General Partner (the “Approval Order”), to be so entered by the Bankruptcy Court. The Trustee and Daily shall use reasonable best efforts to prosecute such motion(s). If the Approval Order shall be appealed by any Person (or a petition for certiorari or motion for rehearing or re-argument shall be filed with respect thereto), the Trustee and Daily shall use their reasonable best efforts to defend against such appeal, petition or motion.
     Section 5.3 General Partner. Effective as of the Closing, Daily hereby withdraws as a member of the General Partner and, at and after the Closing, shall execute and deliver any agreement or other document reasonably necessary to evidence that, from and after the Closing, he shall not be a member of the General Partner.
     Section 5.4 Certain Post-Closing Covenants of Daily.
     (a) From and after the Closing until the date that is one year after the Closing Date, Daily shall not, directly or indirectly (including as a principal, agent, employee, employer, consultant, shareholder, partner, member, equity holder, officer or director, or in any other capacity or through any Affiliates), own, manage, control, be employed by, engage in or participate in any manner in the ownership, management, operation or control of any business that engages in the business of providing credit or debit card-based payment processing services, soliciting merchants related to such services or any similar or related lines of business or acquiring merchant portfolios or otherwise competes in any fashion with the business of the Company or any of its subsidiaries in any jurisdiction; provided that the forgoing shall not prohibit (i) Daily from owning less than five percent (5%) of any class of voting or non-voting securities of any publicly traded entity, or (ii) Daily’s passive preexisting investments with the Persons disclosed on Schedule 5.4 attached hereto, so long as such investments, and Daily’s involvement in connection therewith, remains passive, Daily does not participate in the consideration of any investments by any such Persons in any business described in this Section 5.4(a) and the amount of any such investment is not increased (except as a result of compliance with the exercise by counterparties to contractual obligations in effect on the date hereof).

     (b) From and after the Closing until the date that is three years after the Closing Date, Daily shall not, directly or indirectly, solicit, induce or encourage the resignation of, or hire, retain or otherwise engage in any capacity (as an employee, independent contractor or otherwise) any (i) employee, officer, director or equity holder of the Company or any of its subsidiaries, or (ii) any of their independent sales organizations or sales agents or merchants.
     (c) Daily shall (i) refer solely to the Company any communications related to the business of the Company or any of its subsidiaries that he receives from any employee, independent sales organization or sales agent, merchant or other person having business dealings with the Company or any of its subsidiaries and otherwise cooperate in good faith with the Company in connection with the cessation of his activities with respect to the Company and its subsidiaries in a manner that is not detrimental to the Company or any of its subsidiaries, and (ii) not make any statements, directly or indirectly, to any third party that are intended to, or would reasonably be expected to, damage the business or reputation of the Company, any of its Affiliates, or any of their respective officers, directors, equity holders, employees, counsel or agents, whether in their official or individual capacities in any domain.
     (d) Daily shall keep confidential and not (directly or indirectly) disclose or use for any purpose any materials and information of the Company or any of its subsidiaries (such materials and information collectively, the “Confidential Information”), except that Daily may disclose information (i) which is or becomes publicly available (other than as a result of disclosure by Daily in violation hereof) or (ii) in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to Daily in the course of any litigation, investigation or administrative proceeding. In the event that Daily becomes legally compelled by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar judicial or administrative process to disclose any Confidential Information, Daily shall provide the Company with prompt prior written notice of such requirement and shall cooperate with the Company, at the Company’s expense, to obtain a protective order or similar remedy to cause such Confidential Information not to be disclosed, including interposing all available objections thereto, such as objections based on settlement privilege. In the event that such protective order or other similar remedy is not obtained, Daily shall furnish only that portion of such Confidential Information that has been legally compelled to be furnished.
ARTICLE VI
CONDITIONS TO CLOSING
     Section 6.1 Conditions Precedent to Obligations of Parties. The respective obligations of each of the parties hereto to consummate the transactions contemplated hereby are subject to the satisfaction or waiver by the General Partner and the Selling Parties, at or prior to the Closing Date, of each of the following conditions:
     (a) Daily Bankruptcy Court Approval. The Bankruptcy Court, in respect of the Chapter 11 Case, shall have entered the Approval Order approving the sale contemplated hereby of Seller Equity Interests by the Bankruptcy Estate (and, to the extent required, any other Seller); and
     (b) No Injunction. At the Closing Date, there shall be no injunction, restraining order or decree of any nature of any Governmental Authority of competent jurisdiction that is in effect that prohibits the consummation of the transactions contemplated hereby.
     Section 6.2 Conditions Precedent to Obligations of the Company and the General Partner. The obligations of the General Partner and the Company to consummate the transactions contemplated hereby are subject to the satisfaction or waiver by the General Partner, at or prior to the Closing Date, of each of the following additional conditions:
     (a) Accuracy of Representations and Warranties. Each of the representations and warranties of each Selling Party contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made at and as of such date.
     (b) Performance of Covenants. Each of the Selling Parties shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement to be performed or complied with by such Selling Party prior to or at the Closing.
     (c) Final Order. The Approval Order shall not have been stayed, modified, amended, supplemented, reversed, vacated or otherwise rendered ineffective by any court of competent jurisdiction and shall have become final and non-appealable.
     (d) Financing. The Company and its subsidiaries shall have received aggregate net proceeds from one or more financing transactions equal to the sum of the GP Purchase Price and the LP Purchase Price and such refinancings of the existing indebtedness of the Company and its subsidiaries (or waivers or amendments of the terms thereof) as are necessary to permit the consummation of the transactions contemplated hereby, in each case on terms reasonably satisfactory to the Company.
     (e) Releases. Each of the Auerbach Release and the Seller Releases shall have been executed and delivered to the Company, the General Partner and Grimstad, and shall be in full force and effect.

     Section 6.3 Conditions Precedent to the Obligations of the Selling Parties. The obligations of each Selling Party to consummate the transactions contemplated hereby are subject to the satisfaction or waiver by each of the Selling Parties at or prior to the Closing Date of each of the following additional conditions:
     (a) Accuracy of Representations and Warranties. Each of the representations and warranties of the General Partner and the Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made at and as of such date.
     (b) Performance of Covenants. Each of the General Partner and the Company shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement to be performed or complied with by it prior to or at the Closing.
ARTICLE VII
DEFINITIONS; INTERPRETATION
     Section 7.1 Definitions.
          “Affiliate” means, with respect to any Person, any other Persons that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term “control” includes the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities by conduct or otherwise.
          “Auerbach Release” means a mutual release among Auerbach Acquisition Associates, Inc., Douglas Shooker, the Company, the General Partner, iPayment Holdings, Inc., iPayment, Inc., and Carl Grimstad in form and substance reasonably acceptable to the Company and the General Partner.
          “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks are required or authorized by Law to be closed in Nashville, Tennessee.
          “Seller Release” means, with respect to each Selling Party and the Trustee, a release in the form attached hereto as Exhibit B.
          “Selling Party” means each of the Sellers and Daily.
          “Grimstad” means Carl A. Grimstad.

          “Governmental Authority” any national government, any state or province or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative authority of government, whether domestic or foreign.
          “Person” means any natural person, firm, limited liability company, general partnership, limited partnership, joint venture, association, corporation, trust, Governmental Authority or other entity.
          “Pro Rata Portion” means, with respect to any Seller, an amount equal to the number of LP Units owned by such Seller, divided by the total number of LP Units of all Sellers, in each case as set forth on Exhibit A.
          “Representative” means, with respect to any Person, any present or former affiliate, officer, director, partner, trustee, equity holder, employee, principal, agent, subsidiary, predecessor, successor, assign, beneficiary, insurer or other representative of such Person.
          “Taxes” means all taxes, including any interest and penalties thereon or other additions thereto, imposed by any Governmental Authority, including income or profits taxes, payroll and employee withholding taxes, sales and use taxes, ad valorem taxes, value added taxes, excise taxes, franchise taxes, gross receipts taxes, real and personal property taxes, environmental taxes, and transfer taxes.
     Section 7.2 Interpretation. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole (including all of the Exhibits) and not to any particular provision of this Agreement unless otherwise specified. The words “party” or “parties” shall refer to parties to this Agreement. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified.
ARTICLE VIII
MISCELLANEOUS
     Section 8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time, but not later than the Closing Date:
     (a) by mutual written consent of the General Partner and the Trustee; or
     (b) by the General Partner or the Trustee if the Closing shall not have been consummated on or before June 30, 2011.

     Section 8.2 Consent to Transfer of LP Units. The General Partner hereby consents for purposes of Section 12 of the Limited Partnership Agreement of the Company, entered into as of June 28, 2006, by and between the General Partner and the limited partners listed on Exhibit A thereto, to the transfer to the Company of the LP Units contemplated hereby.
     Section 8.3 Expenses. Each of the Selling Parties, the General Partner, the Company and the Trustee shall each bear their own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.
     Section 8.4 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given, if personally delivered, delivered by express courier service of national standing (with charges prepaid), or delivered by the United States mail, first-class postage prepaid and return receipt requested: (i) on the date of delivery, if such delivery is completed at or prior to 5:00 p.m., local time of the recipient party on a Business Day, on the date of such delivery, and (ii) on the next Business Day following the date of delivery, if such delivery is completed after 5:00 p.m., local time of the recipient party, on the date of such delivery or is delivered on a day that is not a Business Day. All notices, demands and other communications hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(A) If to the General Partner or the Company:
40 Burton Hills, Suite 415
Nashville, TN 37215
Attention: Afshin M. Yazdian, Executive Vice President and General Counsel
with a copy to:
Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Gregory V. Gooding
(B) If to the Trustee:
Randal S. Mashburn
Baker, Donelson, Bearman, Caldwell & Berkowitz
211 Commerce St., Suite 1000
Nashville, TN 37201

(C)	If to any Seller, at the address set forth opposite such Seller’s name on Exhibit A hereto.

(D)	If to Daily:

Gregory S. Daily 5353 Hillsboro Rd. Nashville, TN 37215
     Section 8.5 Entire Agreement. This Agreement (including the Exhibits) constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.
     Section 8.6 No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns and Grimstad (with respect to Sections 2.4(c), 2.4(d) and 5.3), and nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, their respective successors and assigns and Grimstad (with respect to Sections 2.4(c), 2.4(d) and 5.3), any rights, remedies, obligations or liabilities under or by reason of this Agreement.
     Section 8.7 Assignability. This Agreement shall not be assigned by any of the parties hereto without the prior written consent of the Trustee, in the case of any assignment by the Company or the General Partner, or the General Partner, in the case of any assignment by any Selling Party or the Trustee.
     Section 8.8 Amendment; Waivers, etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.
     Section 8.9 Severability. If any provision of this Agreement or the application thereof under certain circumstances is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
     Section 8.10 Section Headings. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
     Section 8.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.
     Section 8.12 Specific Performance. The parties acknowledge that their obligations hereunder are unique and that, prior to the Closing, remedies at law, including monetary damages, will be inadequate in the event either party should default in the performance of its obligations under this Agreement. Accordingly, in the event of any such breach, the non-defaulting party shall be entitled to a decree of specific performance pursuant to which the defaulting party is ordered to affirmatively carry out its obligations under this Agreement, whether before or after the Closing, and such defaulting party hereby waives any defense to the effect that a remedy at law would be an adequate remedy for such breach. Any requirements for the securing or posting of any bond with such equitable remedy are hereby waived. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by either party, both of whom expressly reserve any and all rights and remedies available to it at law or in equity in the event of any breach or default by the other party under this Agreement prior to the Closing.
     Section 8.13 Governing Law; Jurisdiction.
     (a) THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     (b) During the pendency of the Chapter 11 Case, the parties hereby agree that, without limitation of any party’s right to appeal any order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated herein, and (ii) any and all claims, actions, causes of action, suits and proceedings relating to the foregoing shall be filed and maintained only in the

Bankruptcy Court, and the parties hereby consent and submit to the jurisdiction of the Bankruptcy Court.
     (c) After the conclusion of the Chapter 11 Case, each of the parties hereby (i) irrevocably submits to the jurisdiction of the United States District Court for the Middle District of Tennessee and any appellate court therefrom solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, (ii) irrevocably agrees that all claims in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, or with respect to any such action or proceeding, shall be heard and determined in the United States District Court for the Middle District of Tennessee and any appellate court therefrom, and that such jurisdiction of such courts with respect thereto shall be exclusive, except solely to the extent that all such courts shall lawfully decline to exercise such jurisdiction and (iii) waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document or in respect of any such transaction, that it is not subject to such jurisdiction or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts.
     (d) The parties hereby consent to and grant any court referred to in the foregoing clauses (b) and (c) jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.3 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.
     Section 8.14 Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 8.15 No Admission. In the event the Closing does not occur, nothing in this Agreement shall constitute an admission by the Company, the General Partner, Daily, Grimstad or any of the partners of the Company as to the rights and the powers of the Trustee and the Bankruptcy Estate with respect to Daily’s interests in the Company or the General Partner, including any LP Units or the GP Interest.
[remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

IPAYMENT INVESTORS, L.P.
By:	/s/ Carl A. Grimstad
	Name:	Carl A. Grimstad
	Title:	Secretary and Treasurer

IPAYMENT GP, LLC
By:	/s/ Carl A. Grimstad
	Name:	Carl A. Grimstad
	Title:	Secretary and Treasurer

/s/ Randal S. Mashburn
Randal S. Mashburn, solely as Trustee

/s/ Gregory S. Daily
Gregory S. Daily

GSD TRUST PARTNERS LLC
By:	/s/ Gregory S. Daily
Name: Gregory S. Daily
Title: Governor

DAILY FAMILY FOUNDATION
By:	/s/ Gregory S. Daily
Name: Gregory S. Daily
Title: President

GREGORY S. DAILY 2007 IPAYMENT GRANTOR RETAINED ANNUITY TRUST
By:	/s/ David T. Vandwater
Name:
Title: Trustee

GREGORY S. DAILY 2007 GRANDCHILDREN’S EXEMPT TRUST
By:	/s/ David T. Vandwater
Name:
	Title:	Trustee

GREGORY S. DAILY TRUST F/B/O AUSTIN S. DAILY
By:	/s/ Jeffrey R. Gould
Name: Jeffrey R. Gould
Title: Trustee

GREGORY S. DAILY TRUST F/B/O CHASE M. DAILY
By:	/s/ Jeffrey R. Gould
Name: Jeffrey R. Gould
Title: Trustee

GREGORY S. DAILY TRUST F/B/O COURTNEY C. DAILY
By:	/s/ Jeffrey R. Gould
Name: Jeffrey R. Gould
Title: Trustee

GREGORY S. DAILY TRUST F/B/O GRAYSON R. DAILY
By:	/s/ Jeffrey R. Gould
Name: Jeffrey R. Gould
Title: Trustee

Exhibit A
LP Units

Seller	LP Units	Address
Bankruptcy Estate	15,799.32	To the Trustee

		c/o Gregory S. Daily
		5353 Hillsboro Rd.
GSD Trust Partners LLC	5,453.00	Nashville, TN 37215

		c/o Gregory S. Daily
		5353 Hillsboro Rd.
Daily Family Foundation	607.00	Nashville, TN 37215

		David T. Vandwater,
		Trustee
		One Burton Hills Boulevard
Gregory S. Daily 2007 iPayment		Suite 250
Grantor Retained Annuity Trust*	5,326.68	Nashville, TN 37215

		David T. Vandwater,
		Trustee
		One Burton Hills Boulevard
Gregory S. Daily 2007		Suite 250
Grandchildren’s Exempt Trust*	4,000.00	Nashville, TN 37215

		Jeff Gould, Trustee
		100 Westwood Place
Gregory S. Daily Trust f/b/o		Suite 205
Austin S. Daily*	304.00	Brentwood TN 37027

		Jeff Gould, Trustee
		100 Westwood Place
Gregory S. Daily Trust f/b/o		Suite 205
Chase M. Daily*	304.00	Brentwood TN 37027

		Jeff Gould, Trustee
		100 Westwood Place
Gregory S. Daily Trust f/b/o		Suite 205
Courtney C. Daily*	304.00	Brentwood TN 37027

		Jeff Gould, Trustee
		100 Westwood Place
Gregory S. Daily Trust f/b/o		Suite 205
Grayson R. Daily*	304.00	Brentwood TN 37027

*	With a copy to:
Howard & Mobley, PLLC
2319 Crestmoor Road
Nashville, TN 37215
Attn: Paul C. Hayes

Exhibit B
FORM OF MUTUAL RELEASE
     This Mutual Release (this “Release”) is made and entered into this [ ] day of [ ], 2011, by and among [Name of Selling Party] (the “Seller”), Randal S. Mashburn, solely in his capacity as the duly appointed trustee in the Chapter 11 Case (as defined below) (the “Bankruptcy Trustee”), iPayment GP, LLC (the “GP”), iPayment Investors, L.P. (“Investors”), iPayment Holdings, Inc. (“Holdings”), iPayment, Inc. (“iPayment”) and Carl A. Grimstad (“Grimstad” and, together with the GP, Investors, Holdings and iPayment, the “iPayment Parties”; the iPayment Parties, Bankruptcy Trustee and the Seller, the “Parties” and each a “Party”).
     WHEREAS, pursuant to the Redemption Agreement, dated as of April 12, 2011, by and among the GP, Investors, each seller listed on Exhibit A thereto, including the Seller, and the Bankruptcy Trustee (the “Redemption Agreement”), the Seller has agreed to sell to Investors [and the GP] all of the Seller’s equity interest in Investors [and the GP]; and
     WHEREAS, the consummation of the transactions contemplated by the Redemption Agreement is conditioned upon the execution and delivery of this Release;
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Redemption Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
     1. Mutual Release.
          (a) The Seller and the Bankruptcy Trustee, in each case, for itself and its successors, assigns, beneficiaries, Affiliates (as defined below) and Representatives (as defined below) (the foregoing, collectively the “Seller Releasing Parties” and each a “Seller Releasing Party”) hereby fully and finally releases, acquits and forever discharges each of the iPayment Parties and each of their respective Affiliates and Representatives (collectively, the “Seller-Released Parties” and each a “Seller-Released Party”) from any and all actions, debts, claims, counterclaims, demands, liabilities, damages, causes of action, costs and expenses of every kind and nature whatsoever, past or present, in law or in equity, whether known or unknown, which any of the Seller Releasing Parties has had, has, may have had or may hereafter have against the Seller-Released Parties or any of them, including, without limitation, any of the foregoing relating to or arising out of any direct or indirect ownership interest in, or agreement with or with respect to, iPayment or any of its predecessors or current or former Affiliates (including, without limitation, (i) the Assignment of Agreements, dated December 13, 1999, between Hardsworth, LLC, GSD Trust Partners, LLC and Caymas, LLC, (ii) any agreement (written or oral) related to the agreement referred to in the foregoing clause (i) or to the ownership or assets of Caymas, LLC, (iii) the Limited Partnership Agreement of Investors, entered into as of June 28, 2006, by and between the GP and the limited partners listed on Exhibit A thereto, and (iv) the Limited Liability Company Operating Agreement of the GP, entered into as of June 28, 2006, by and between [the Seller] [Gregory S. Daily] and Grimstad), or the Chapter 11 Case, from the beginning of time through the consummation on the date hereof of the transactions contemplated by the Redemption Agreement, other than claims for the performance of obligations set forth in the Redemption Agreement by any Seller-Released Party that is party thereto (the “Seller-Released Claims”).

          (b) The iPayment Parties, for themselves and their successors, assigns, beneficiaries, Affiliates and Representatives (the foregoing, collectively the “iPayment Releasing Parties” and each a “iPayment Releasing Party”) hereby fully and finally release, acquit and forever discharge the Seller and the Bankruptcy Trustee and each of their respective Affiliates and Representatives (collectively, the “iPayment-Released Parties” and each an “iPayment-Released Party”) from any and all actions, debts, claims, counterclaims, demands, liabilities, damages, causes of action, costs and expenses of every kind and nature whatsoever, past or present, in law or in equity, whether known or unknown, which any of the iPayment Releasing Parties has had, has, may have had or may hereafter have against the iPayment-Released Parties or any of them, including, without limitation, any of the foregoing relating to or arising out of any direct or indirect ownership interest in, or agreement with or with respect to, iPayment or any of its predecessors or current or former Affiliates (including, without limitation, (i) the Assignment of Agreements, dated December 13, 1999, between Hardsworth, LLC, GSD Trust Partners, LLC and Caymas, LLC, (ii) any agreement (written or oral) related to the agreement referred to in the foregoing clause (i) or to the ownership or assets of Caymas, LLC, (iii) the Limited Partnership Agreement of Investors, entered into as of June 28, 2006, by and between the GP and the limited partners listed on Exhibit A thereto, and (iv) the Limited Liability Company Operating Agreement of the GP, entered into as of June 28, 2006, by and between [the Seller] [Gregory S. Daily] and Grimstad), or the Chapter 11 Case, from the beginning of time through the consummation on the date hereof of the transactions contemplated by the Redemption Agreement, other than claims for the performance of obligations set forth in the Redemption Agreement by any iPayment-Released Party that is party thereto (the “iPayment-Released Claims”).
          (c) For purposes of this Release, (i) “Affiliate” means, with respect to any Person, any other Persons that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term “control” includes the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities by conduct or otherwise, (ii) “Chapter 11 Case” has the meaning assigned to such term in the Redemption Agreement and (iii) “Representative” means, with respect to any Person, any present or former affiliate, officer, director, partner, trustee, equity holder, employee, principal, agent, subsidiary, predecessor, successor, assign, beneficiary, insurer or other representative of such Person.

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     2. Covenant Not To Sue. The Parties further agree (i) not to, (ii) not to cause or assist in any way any of the other Seller Releasing Parties or iPayment Releasing Parties, as the case may be, to, and (iii) to take such actions as may be necessary to cause each of the other Seller Releasing Parties or iPayment Releasing Parties, respectively, not to, institute or prosecute any litigation, lawsuit, claim or action against any of the Seller-Released Parties or iPayment-Released Parties that arises from, or is alleged to arise from, or relates to, or is based on, or is in any way connected with, in whole or in part, any of the Seller-Released Claims or the iPayment-Released Claims, respectively.
     3. Interpretation of Release and Covenant Not To Sue. The releases and covenants not to sue described in paragraphs 1 and 2, above, shall be interpreted to the broadest extent permitted by law.
     4. No Reliance On Representations. Each of the Parties hereby represents and warrants that such Party and such Party’s counsel have adequate information regarding the terms of this Release, the scope and effect of all the claims referenced herein, and all other matters encompassed by this Release to make an informed and knowledgeable decision with regard to entering into this Release, and that such Party has independently and without reliance upon any other Party or any representation made by any of them or their counsel made its own analysis and decision to enter into this Release. Each Party (i) fully understands that any fact relating to any matter covered by this Release may later be found to be other than or different from the facts now believed by such Party or such Party’s respective counsel to be true, (ii) assumes the risk of such difference, and (iii) acknowledges that this Release shall nevertheless remain fully binding and effective.
     5. Advice Of Counsel; Mutual Drafting. Each Party acknowledges that such Party has had the benefit of advice of competent legal counsel with respect to its decision to enter into this Release. None of the Parties shall be considered to be the primary drafter of this Release, or of any of its provisions, for the purpose of any rule of interpretation or construction that might cause any provision to be construed against the drafter. This Release was drafted with substantial input by all Parties, all of whom were represented by counsel.
     6. Knowing and Voluntary Execution. Each Party represents and warrants that such Party has carefully read and understood this Release and that such Party is acting in the absence of coercion, duress or undue influence.
     7. Sufficiency of Consideration. Each Party acknowledges that the consideration to be received by such Party in connection with the Redemption Agreement (including this Release) and the transactions related thereto provide good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in this Release.
     8. Unknown Claims. Each Party is aware that certain statutes and principles of common law (e.g., Cal. Civ. Code § 1542) provide that a general release does not extend to claims of which the releasing party does not know or suspect to exist at the time of executing the release, and such Party knowingly and voluntarily expressly waives and relinquishes the benefit of any such provision of law that may be applicable.

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     9. Non-Assignment of Claims. Each Party represents and warrants that neither such Party nor any of the other Seller Releasing Parties, in the case of the Seller and the Bankruptcy Trustee, or the iPayment Releasing Parties, in the case of the iPayment Parties, have assigned or otherwise transferred or purported to assign or transfer (voluntarily, involuntarily or by operation of law) any right, title or interest in any matter purported to be released hereunder. Each Party further agrees to indemnify, save and hold forever harmless the Seller-Released Parties, in the case of the iPayment Parties, or the iPayment-Released Parties, in the case of the Seller and the Bankruptcy Trustee, in the event any claims are asserted or threatened by any Seller Releasing Party or iPayment Releasing Party, respectively, or any other person or entity pursuant to any assignment or transfer not disclosed in or permitted by this Release (each referred to as an “Indemnified Claim”). Each Party agrees that this duty to indemnify and hold harmless does not require payment as a condition precedent to recovery and that such duty shall commence immediately upon receipt of written notification of an Indemnified Claim. This duty to indemnify, along with all other duties imposed in this Release, shall survive the conclusion of all proceedings related to the Chapter 11 Case, except that the Bankruptcy Trustee shall be relieved of this duty to indemnify upon the conclusion of all proceedings related to the Chapter 11 Case.
     10. Entire Agreement. This Release constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, oral and written, between the Parties with respect to the subject matter hereof. This Release shall not be subject to any change, modification, amendment, or waiver without the express written consent of all Parties to be bound thereby. No waiver of any of the provisions of this Release shall be deemed to constitute a waiver of any of the other provisions hereof, whether or not similar, nor shall such a waiver constitute a continuing waiver. The failure of any Seller-Released Party or iPayment-Released Party to promptly exercise any remedy under this Release shall not be a waiver of such remedy or the ability to exercise that remedy at any later time.
     11. Severability. If any provision of this Release or the application thereof under certain circumstances is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
     12. Section Headings. The section headings contained in this Release are inserted for reference purposes only and shall not affect the meaning or interpretation of this Release.
     13. Best Efforts. Each Party agrees to undertake its best efforts to effectuate this Release and shall do any and all acts and things reasonably necessary in connection with the performance of its obligations hereunder and to carry out the intent of this Release
     14. Authority. Each Party represents and warrants that such Party has authority to enter into this Release.
     15. Settlement Purposes. This Release constitutes a compromise pursuant to Fed. R. Evid. 408(a) and all similar federal or state laws, rights, rules, or legal principles of any jurisdiction that may be applicable. It shall not be offered or be admissible, either in whole or in part, as evidence against a Party in any pending or future civil, criminal, administrative, or other

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action or proceeding, except in any action or proceeding to enforce its terms. Nothing in this paragraph shall prevent a Party from seeking enforcement of or compliance with the terms of this Agreement, or the intervention of a court to compel any such default to be cured. The Parties further agree that any violation of this paragraph shall not be grounds for rescission of this Release.
     16. Confidentiality. None of the Parties shall issue any press release or make any other public announcement or disclosure pertaining to this Release, the Redemption Agreement or the transactions contemplated hereby or thereby without the prior written consent of the other Parties. The foregoing shall not prohibit any Party from making limited, external disclosure (i) to its attorneys, auditors, accountants, tax advisors and/or financial advisors, provided such persons agree to keep said information confidential and not disclose it to others except as required by law or regulatory inquiry; (ii) as may be necessary for purposes of tax or other reporting required by law or any regulatory inquiry or requirement or (iii) in response to court order, administrative order, subpoena or other legal process. In the event that any Party or its counsel concludes that the such Party or counsel must make a disclosure pursuant to clause (iii) of this paragraph, then the Party or counsel shall, as soon as practicable after reaching that conclusion and in any event no later than five calendar days after receipt of a court order, administrative order, subpoena or other legal process, provide written notification to the other Parties that such disclosure has been requested. The Parties further agree that any violation of this paragraph shall not be grounds for rescission of this Release.
     17. Non-Disparagement. Each Party agrees not to, and to cause such Party’s Representatives not to, make any statements, directly or indirectly, to any third party that are intended to, or could reasonably be expected to, damage the business or reputation of any other Party or any of their respective Representatives, whether in their official or individual capacities in any domain. The Parties further agree that any violation of this paragraph shall not be grounds for rescission of this Release.
     18. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.
     19. Governing Law; Jurisdiction. THIS RELEASE SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. Each Party hereby irrevocably submits to the jurisdiction of the United States District Court for the Middle District of Tennessee and any appellate court therefrom solely in respect of the interpretation and enforcement of the provisions of this Release. Each Party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject to such jurisdiction. Each Party hereby waives, and agrees not to assert, to the maximum extent permitted by law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof that such action, suit or

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proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Release may not be enforced in or by such courts.
     20. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RELEASE.
[Signature page follows.]

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     IN WITNESS WHEREOF, the Parties have executed this Release as of the first date written above.

[SELLER][1]
[By:]
Name:
[Title:]

IPAYMENT GP, LLC
By:
Name:
Title:

IPAYMENT INVESTORS, L.P.
By:
Name:
Title:

IPAYMENT HOLDINGS, INC.
By:
Name:
Title:

IPAYMENT, INC.
By:
Name:
Title:

[1]	Daily’s release to be signed by Daily and Collie Daily.

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________________________________________
Randall S. Mashburn, as Bankruptcy Trustee
________________________________________
Carl A. Grimstad

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